Prepayments and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Prepayments and Other Current Assets
Input value added tax ("VAT")	¥ 2,704,180		¥ 2,296,167
Prepaid expenses	102,438		119,935
Accrued interest income	135,096		199,686
Deposits	104,408		130,731
Others	726,255		399,859
Total	¥ 3,772,377	$ 531,328	¥ 3,146,378